American Eagle Energy Corp (AMZG) Investor Presentation March 2014 Williston Basin (Bakken / Three Forks) Oil Focused Operator PROVEN: EXPERTISE PROVEN: RESULTS

F ORWARD L OOKING I NFORMATION 2 This presentation includes forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended (the “Securities Act”), and Section 21 E of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) . All statements other than statements of historical facts are forward - looking statements . Such statements can be identified by the use of forward - looking terminology such as “believe,” “expect,” “may,” “should,” “seek,” “on - track,” “plan,” “project,” “forecast,” “intend” or “anticipate,” or the negative thereof or comparable terminology, or by discussions of vision, strategy or outlook, including statements related to our beliefs and intentions with respect to our growth strategy, including the amount we may invest, the location, and the scale of the drilling projects in which we intend to participate ; our beliefs with respect to the potential value of drilling projects ; our beliefs with regard to the impact of environmental and other regulations on our business ; our beliefs with respect to the strengths of our business model ; our assumptions, beliefs, and expectations with respect to future market conditions ; our plans for future capital expenditures ; and our capital needs, the adequacy of our capital resources, and potential sources of capital . You are cautioned that our business and operations are subject to a variety of risks and uncertainties, many of which are beyond our control and, consequently, our actual results may differ materially from those projected by any forward - looking statements . The SEC permits oil and natural gas companies, in their SEC filings, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations . We use certain terms in this presentation, such as total potential, unrisked potential, de - risked, un - risked drilling locations and EUR (expected ultimate recovery), that the SEC’s guidelines strictly prohibit us from using in our SEC filings . These terms represent our internal estimates of volumes of oil and natural gas that are not proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques and are not intended to correspond to probable or possible reserves as defined by SEC regulations . By their nature these estimates are more speculative than proved, probable or possible reserves and subject to greater risk they will not be realized . The company has based these forward - looking statements on current expectations and assumptions about future events . While the company’s management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the company’s control . Accordingly, results actually achieved may differ materially from expected results in these statements . Forward - looking statements speak only as of the date they are made . The company does not undertake, and specifically disclaims, any obligation to update any forward - looking statements to reflect events or circumstances occurring after the date of such statements, other than as may be required by applicable law or regulation . You are urged not to place undue reliance on these forward - looking statements . You are also urged to carefully review and consider the various disclosures made by the company in its reports filed with the SEC, which attempt to advise interested parties of the risks and factors that may affect its business, financial condition, results of operation and cash flows . If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, the company’s actual results may vary materially from those expected or projected . All forward-looking statements speak only as of the date of this presentation and American Eagle Energy Corporation assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statement, except as required by law . You should not place undue reliance on these forward-looking statements .

American Eagle Energy Corporation is a Denver, Colorado based exploration & production operator focused on the Williston Basin (Bakken and Three Forks Formations) . C OMPANY O VERVIEW • Listing: NYSE MKT: AMZG • Common Shares Outstanding (1) : 70.8 MM • Market Capitalization @ $1.83/share (1) : $130 MM • Options (1) : 7.7 MM • Diluted Shares if Options Exercised : 78.5 MM • Working Capital (2) : $20 MM • Debt (2) : $108 MM • Enterprise Value (2) : $217 MM • Management and Insider Ownership: 18% • Independent Reserve Engineer (3) : Ryder Scott • Auditor: Hein & Associates • Securities Counsel: Baker Hostetler 1 As of market close on March 3 , 2014 . 2 Pro forma for transactions since September 30 , 2013 . See details on “Capitalization” slide . 3 Ryder Scott engineered 2013 year end reserves . MHA Petroleum Consultants engineered 2012 year end reserves and 6 / 1 / 13 reserves . 3 American Eagle Summary

Brad Colby – President / CEO • 30 years experience in E&P development with technical background in engineering and geology • Experienced in asset acquisition, development, and drilling joint ventures • Strong business background combined with technical background results in skilled leadership Tom Lantz – COO • In 2001 , led development team that drilled the first Middle Bakken well in Williston Basin while at Halliburton, first combination of horizontal drilling with hydraulic fracture stimulation for shale oil • Drilled and completed hundreds of wells in Williston Basin since 2001 • 35 years of experience as reservoir engineer and operations management at Phillips Petroleum and Halliburton Richard Pershall – Operations Manager • On development team at Halliburton drilling Middle Bakken wells with horizontal fracture stimulated wells • Drilled and completed hundreds of wells in Williston Basin since 2001 • Petroleum engineer with over 30 years experience at Halliburton, Schlumberger, BJ Services and Kerr McGee Richard (Dick) Findley – Chairman • 35 year history working with Williston Basin geology • Credited with discovering the Elm Coulee in the Williston Basin in 1990 s • Awarded AAPG Explorer of the Year in 2006 and Texas A&M University Michael Halbouty Medal Marty Beskow – Vice President of Capital Markets and Strategy • Over 20 years of experience in finance and capital markets • Previously VP of Finance and Capital Markets for Williston Basin focused E&P company in AMZG peer group • Experienced in identifying and successfully capitalizing fast growth E&P companies M ANAGEMENT 4

INVESTMENT CONSIDERATIONS

High Return Williston Oil Exposure at Compelling Valuation	• ~29,600 net acre position in northwest Divide County, ND targeting the Three Forks and Bakken formations with 207 net identified locations • De-risked and delineated position that generates ~40% - 60% IRRs at $90 oil • AMZG trades at ~$2,300 per net Williston acre vs. the peer group average of ~$8,500 per net Williston acre[1] • Trades at 0.7x 2013 year-end PV-10 of $308 million vs. the peer group average of 1.9x[1]
Material Tangible Reserve & Production Value	• 4Q:2013 average production: 1,879 Boepd • 12/31/2013 proved reserves of 13.6 Mmboe with PV-10 of $308 million
Option to Gross-Up Working Interest & Net Acres	• Option to close $47 million acquisition to increase average working interest in Spyglass area from 51% to 60% • Would equate to 8,250 net acres and contributes ~450 Boepd of production • Total proved reserves of 2.3 Mmboe and PV-10 of $55 million[2] • June 1, 2013 effective date could decrease net purchase price at close
Accretive 12-Month Development Program	• Total 2014 drilling and completion budget of $65 million for the 12-month period ending 12/31/14 • 1-2 rig program contemplates drilling 10 net operated wells in 2014 • Conversion of undeveloped leasehold expected to drive accretive production, reserve and cash flow growth
Highly Experienced and Incentivized Management Team	• Operational team has an average of over 30 years experience in the industry and has drilled and completed hundreds of wells in the Williston – management and insiders own ~18% • Tom Lantz, our COO, led the development team at Halliburton that drilled and completed the first horizontal well using hydraulic fracturing in the Williston • Richard Findley, our Chairman, is credited with discovering the Elm Coulee field in the Williston

1. *For derivation please see "Valuation – Supporting Detail" slide.*
2. *Optional acquisition reserve information is a roll forward of Ryder Scott's 12/31/2013 report to April 1, 2014 to account for the potential March 31, 2014 closing of the optional acquisition.*

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C OMPANY O VERVIEW 6

PUD Reserves Reserves: 10.4 Mmboe % of Reserves: 66% PV - 10: $184 Million % of PV - 10: 51% PDP Reserves Reserves: 5.4 Mmboe % of Reserves : 34% PV - 10: $179 Million % of PV - 10: 49% $36 $119 $170 $308 $55 $- $50 $100 $150 $200 $250 $300 $350 $400 YE:2011 YE:2012 MY:2013 YE:2013 $363 1.6 5.8 6.5 13.6 2.3 - 2 4 6 8 10 12 14 16 18 YE:2011 YE:2012 MY:2013 YE:2013 15.8 R ESERVE G ROWTH Proved Reserve Growth ( Mmboe ) (1) PV - 10 Growth ($MM) (1) Optional Acquisition and Proved Reserves Highlights (1) YE:2013 PDP Vs. PUD - Pro Forma for Optional Acquisition (1) March 31, 2014 Optional Acquisition March 31, 2014 Optional Acquisition • Pro forma for optional acquisition 2013 finding and development cost of $ 16 . 00 per Boe • Optional acquisition estimated purchase price of $ 47 million adds 2 . 3 Mmboe of proved reserves with a PV - 10 of $ 55 million • Ryder Scott engineered pro forma year - end 2013 reserves of 15 . 8 Mmboe with PV - 10 of $ 363 million 7 1. Optional acquisition reserve information is a roll forward of Ryder Scott’s 12/31/2013 report to April 1, 2014 to account for the pote nti al March 31, 2014 closing of the optional acquisition.

Project Area DSUs DSU Size (Acres) Net Acres Potential Wells per DSU 1 Unrisked Potential Locations NRI NRI Wells Per Well EUR (Mboe) 2 Total Unrisked Potential (Mmboe) Three Forks Spyglass Proved - Long 9 1,280 5,893 4 18 80% 15 449 6.6 Spyglass Proved - Short 11 800 4,476 4 22 80% 18 338 6.1 Spyglass Unproved - Long 15 1,280 7,464 4 23 80% 19 449 8.4 Spyglass Unproved - Short 5 800 1,360 4 7 80% 5 338 1.8 Total Three Forks 71 22.9 Bakken Spyglass Proved - Long 9 1,280 5,893 4 18 80% 15 315 4.6 Spyglass Proved - Short 11 800 4,476 4 22 80% 18 294 5.3 Spyglass Unproved - Long 15 1,280 7,464 4 23 80% 19 315 5.9 Spyglass Unproved - Short 5 800 1,360 4 7 80% 5 294 1.6 Total Bakken 71 17.4 Total Williston Operated 19,194 142 40.3 Williston Non-Operated 3 10,420 8 65 80% 52 449 23.4 Total Spyglass Potential 4 29,614 207 63.7 Total Spyglass Potential with Optional Acquisition 4 37,859 265 81.6 1 Management estimates based on 4 Three Forks wells and 4 Middle Bakken wells per drilling spacing unit 2 EUR based on assumptions from Ryder Scott reserve report as of 12/31/2013 3 Approximately 25% of net acres in "proved" area of Spyglass 4 See "Spyglass Drilling Inventory" slide for derivation of number of locations and potential. Unrisked potential locations include PDP locations from reserve report. 147 251 364 706 972 1,288 1,362 1,879 1,850 - 1,950 - 500 1,000 1,500 2,000 2,500 Q1: 12 Q2: 12 Q3:12 Q4:12 Q1:13 Q2:13 Q3:13 Q4:13 Q1:14E 13.6 63.7 17.9 - 10 20 30 40 50 60 70 80 90 Proved Total Potential 15.8 81.6 P RODUCTION G ROWTH & U PSIDE F ROM I NVENTORY Average Daily Net Production Per Period ( Boepd ) Williston Reserves ( 12/31/13 ) & Upside ( Mmboe ) (1) Total Unrisked Potential – Current & Pro Forma For Optional Acquisition March 31, 2014 Optional Acquisition 8 1. Optional acquisition reserve information is a roll forward of Ryder Scott’s 12/31/2013 report to April 1, 2014 to account for th e potential March 31, 2014 closing of the optional acquisition.

S PYGLASS P ROJECT A REA O VERVIEW 9

WILLISTON BASIN – SPYGLASS OPERATING AREA VS. "CORE"

AMZG Spyglass Well Results Identical to Williston "Core"

- **AMZG's ~37,900 net acres in its Spyglass Area of Northwest Divide County, ND have well results equal to or better than the traditional "core" of the Williston Basin**
- **Bakken structure map (contour interval 500') to the right shows the following:**
  - **Blue wells: First 12 month daily average production less than 200 Bopd**
  - **Red wells: First 12 month daily production greater than 200 Bopd**


AMZG ~37,900 net acre Spyglass Area
(pro Forma for optional acquisition)
Saskatchewan
Montana
Williston "Core"
Parshall Field
Williston "Core"
Williams / McKenzie
Williston "Core"
Elm Coulee Field

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W ILLISTON B ASIN – S TRATIGRAPHY 11

0% 20% 40% 60% 80% 100% 120% 140% $70 $80 Ryder Scott - $90.63 $100 S PYGLASS T HREE F ORKS L ONG L ATERAL E CONOMICS Spyglass Well Economics – Three Forks Long Lateral (1) Three Forks Long Lateral Well Economics – IRR Sensitivity • Lower D&C costs and flatter decline curves drive strong per well economics • 65%+ IRRs • 17 month paybacks • $7.9 million per well PV - 10 • 450,000 Boe EURs • 2014 Drilling program: $65 million • 1 - 2 dedicated rigs • 10 net (21 gross) operated wells • Majority of capital directed toward Three Forks long lateral development Spyglass Overview Three Forks Long Lateral Ryder Scott Type Curve IRR: 34% IRR: 49% IRR: 66% IRR: 84% $5.5 MM CWC $6.0 MM CWC Barrels / Day Months IRR (%) $/Barrel 1. Ryder Scott and management estimates . 12 - 50 100 150 200 250 300 350 400 450 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Assumptions: Ryder Scott $6.0 MM CWC $5.5 MM CWC Well Costs ($MM) $6.4 $6.0 $5.5 LOE ($/Boe) $12.13 $12.13 $12.13 Production Tax (%) 11.1% 11.1% 11.1% % Oil 88% 88% 88% Realized Oil Price ($/Bo) $90.63 $90.63 $90.63 Realized Gas Price ($/Mcf) $5.15 $5.15 $5.15 B-Factor 1.3 1.3 1.3 1st Year Decline (%) 59.5% 59.5% 59.5% EUR (Boe) 449,194 449,194 449,194 PV-10 ($MM) $7.9 $8.3 $8.8 IRR (%) 66% 76% 93% Payback (Months) 17 15 13 $6.4 MM CWC

Spyglass: Lower D&C costs & flatter decline curves produce impressive IRRs & quick paybacks S PYGLASS W ELL E CONOMICS – R YDER S COTT A SSUMPTIONS Spyglass Well Economics – Ryder Scott Assumptions For All Well Types (1) 1. Ryder Scott and management estimates . 13 Assumptions: Three Forks - L Three Forks - S Bakken - L Bakken - S Well Costs ($MM) $6.4 $5.7 $6.2 $5.4 LOE ($/Boe) $12.13 $12.13 $12.13 $12.13 Production Tax (%) 11.1% 11.1% 11.1% 11.1% % Oil 88% 88% 88% 88% Realized Oil Price ($/Bo) $90.63 $90.63 $90.63 $90.63 Realized Gas Price ($/Mcf) $5.15 $5.15 $5.15 $5.15 B-Factor 1.3 1.4 1.4 1.4 1st Year Decline (%) 59.5% 63.5% 63.5% 63.5% EUR (Boe) 449,194 338,086 315,035 293,693 PV-10 ($MM) $7.9 $4.2 $3.1 $3.4 IRR (%) 66% 48% 40% 43% Payback (Months) 17 21 25 23

S PYGLASS P ROJECT – AMZG O PERATED W ELL R ESULTS Bakken Well Three Forks Well American Eagle Spyglass Acreage (Yellow) AMZG Operated Well Results 14 1. Less than 30 days of production. Date Well Target Lateral Ft. 30 60 90 365 1 Year Cum Apr-14 La Plata State Three Forks Long Apr-14 Ella Three Forks Long Mar-14 Haugen Three Forks Long Mar-14 Braelynne Bakken Short Mar-14 Blackwatch Bakken Short Mar-14 Harvard State Bakken Long Mar-14 Uncompahgre St. Bakken Short Mar-14 Taylor Bakken Long Feb-14 Janice (1) Bakken 9,473 280 Feb-14 Tangedal (1) Three Forks 5,784 391 Feb-14 Lynda (1) Three Forks 5,534 353 Nov-13 Bryce Three Forks 9,851 399 369 313 Nov-13 Erling Bakken 5,633 192 175 159 Oct-13 Kent Bakken 6,011 177 178 160 Oct-13 Lauren Bakken 6,055 119 102 102 Sep-13 Elbert State Three Forks 5,424 344 247 237 Sep-13 Roberta Three Forks 9,615 408 343 312 Sep-13 Lester Three Forks 5,321 226 208 196 Sep-13 Albert Three Forks 9,928 357 291 276 Jul-13 Frances Three Forks 9,509 222 218 209 Jun-13 Axel Three Forks 5,882 178 164 144 May-13 Mona Johnson Three Forks 6,166 240 205 204 May-13 Hagberg Three Forks 5,457 283 255 255 May-13 Myrtle Bakken 9,258 296 262 273 Apr-13 Karen Three Forks 5,909 108 87 85 Apr-13 Terri Lynn Three Forks 5,671 234 231 227 Mar-13 Dewitt State Three Forks 9,622 346 310 268 Mar-13 Stanley Three Forks 9,849 347 308 291 Feb-13 Christianson Bros. Bakken 5,392 394 358 332 Feb-13 Muzzy Three Forks 9,787 398 371 348 Feb-13 Violet Three Forks 10,124 465 346 339 Dec-12 Megan Three Forks 9,930 543 431 414 292 106,404 Dec-12 Haagenson Three Forks 9,324 504 444 406 278 101,606 Nov-12 Silas Bakken 5,874 199 175 162 99 36,095 Oct-12 Elizabeth Three Forks 5,950 380 343 328 224 81,902 Oct-12 Anton Three Forks 9,386 508 414 372 249 90,787 Jul-12 Coplan Three Forks 7,470 346 325 294 227 82,993 Jun-12 Cody Three Forks 9,283 373 333 315 243 88,665 May-12 Christianson Three Forks 9,535 480 433 377 283 103,367 Average TF Long 407 353 324 262 95,637 Average TF Short 274 218 210 224 81,902 Average Bakken Long 288 262 273 Average Bakken Short 214 194 180 99 36,095 Average Daily Rates (BOE) Completed, Equipping with Pump Completed, Initial Flowback Completed, Equipping with Pump Completing Drilling Completing Completing Drilling

Selected Three Forks long lateral operated well results validate Ryder Scott type curve and 450 Boe EURs AMZG T HREE F ORKS O PERATED R ESULTS V S . R YDER S COTT T YPE C URVE AMZG Operated Three Forks Long Lateral Well Results Vs. The Ryder Scott Type Curve (Oil Only) 15 - 100 200 300 400 500 600 700 800 900 1,000 - 100 200 300 400 500 600 700 800 Christianson 15-12 Cody 15-11 Coplan 1-3 Anton 3-4 Megan 14-12 Haagenson 3-2 Violet 3-3 Roberta 1-3 Muzzy 15-33S Type Curve Barrels / Day Days

S PYGLASS – O FFSET O PERATOR E CONOMIC A SSUMPTIONS American Eagle Spyglass Acreage (Yellow) & Offset Operator Economic Assumptions (1) Crescent Point SM Energy: EURS: 397,000 Boe 30 IP: 324 Bo/d Well Costs: $6.5 MM Mountain Divide: EURS: 407,000 Boe Well Costs: $6.5 million PV - 10/Well: $5.3 MM Baytex : EURS: 420,000 Boe 30 IP: 420 Boe /d Well Costs: $7.0 MM Samson: EURS: 450,000 Boe 30 IP: 500 Boe /d Well Costs: $6.4 million American Eagle (Yellow) Well Costs ($MM) $6.4 % Oil 88% EUR (Boe) 449,194 PV-10 ($MM) $7.9 IRR (%) 66% Payback (Months) 17 16 1. AMZG assumptions are Ryder Scott and management estimates. Offset operator assumptions sourced from individual company prese nta tions.

D ERISKED I NVENTORY AND U NDEVELOPED U PSIDE Spyglass Structure Map & AMZG Inventory (1) – Pro Forma For Optional Acquisition Proved Area (25 PDPs): Reserve Report Net PUDs: 40 Net Identified Locations: 54 Proved Area Net Inventory: 94 (9.4 years) Undeveloped Area: Net Identified Locations: 146 (14.6 years) 17 1. PDP & PUDs from Ryder Scott 12/31/13 reserve report and pro forma roll forward for optional acquisition. Net Identified loc ati ons are calculated using “Spyglass Drilling Inventory” slide. A A’ B

S PYGLASS C ROSS S ECTION – C ONSISTENT G EOLOGY Three Forks Reservoir Well Logs / Cross Section: Consistent Geology From West to East 18 A (West) Undeveloped Area: Currently drilling operated Haugen well in this area A’ (Middle) Proved Area Bordering Probable: This well is near operated Bryce well: 90 - Day Average: 313 Boepd B (East) Proved Reserves Area: This well is near non - op. Adams well: 365 - Day Average: 338 Boepd BWAB Operated Nierengarten 5 - 13 well Kodiak Operated Nielsen 14 - 12 well LL&E (Rim) State 1 - 44 - 6 well

F INANCIAL O VERVIEW 19

CAPITALIZATION

American Eagle Energy - Capitalization Summary	Sept. 30, 2013 (Actual)	Equity & MS [1] (Oct 2013)	Acquisition [2] (Oct 2013)	Sept. 30, 2013 (Pro Forma)
(All amounts in 000's)				
Cash	$ 19,038	$ 64,994	$ (45,070)	$ 38,962
Working Capital (CA - CL, excl. cash & debt)	$ (18,738)			$ (18,738)
Debt:				
Morgan Stanley	$ 68,000	$ 40,000		$ 108,000
Stockholders' Equity:				
Common stock	$ 55	$ 16		$ 71
Additional paid-in capital	$ 41,791	$ 24,978		$ 66,769
Accumulated other comprehensive loss	$ (8)			$ (8)
Accumulated deficit	$ (7,653)			$ (7,653)
Total Stockholders' Equity	$ 34,185			$ 59,179
Total capitalization	$ 102,185			$ 167,179
Shares Outstanding				70,834
Share Price (as of 3/3/14)				$ 1.83
Market Capitalization				$ 129,626
Plus: Debt				108,000
Less: Cash				(38,962)
Working Capital				18,738
Enterprise Value				**$ 217,402**

$20.3 million (Cash and Working Capital, Pro Forma)

1 Adjustments giving effect to (i) the sale of 15,765,794 shares of common stock at the public offering price of $1.70 per share for gross proceeds of $26.8 million and net procees of $25.0 million after deducting underwriting discounts, commissions, and offering expenses, and (ii) $40.0 million of gross proceeds from the debt commitment under the credit facility, for total net proceeds of $65 million.

2 Adjustments giving effect to the first part of the $47 million acquisition announced in August 2013 that closed in October 2013 for net purchase price of $45.0 million after positive purchase price adjustments.

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147 251 364 706 972 1,288 1,362 1,879 1,850 - 1,950 - 500 1,000 1,500 2,000 2,500 Q1: 12 Q2: 12 Q3:12 Q4:12 Q1:13 Q2:13 Q3:13 Q4:13 Q1:14E • 1 gross well remaining to be drilled/completed & financed by JV partner with Carry Agreement (1) • 3 gross wells (3 Three Forks) remaining to be drilled/completed & financed by JV partner with Farm - Out Agreement (1) • 17 gross wells to be drilled outside of JV Carry and Farm - Out Agreements G UIDANCE – C AP E X AND P RODUCTION • 4Q average daily production: 1,879 Boepd • 2 Farm - Out wells added to production proving acreage to west • 2 Carry Agreement wells added to production • 1Q:2014 guidance: ~1,850 to ~1,950 Boepd • Expect to add 9 wells to production: • 2 Farm - Out wells • 2 Carry Agreement wells • 5 regular working interest wells Average Daily Net Production Per Period ( Boepd ) 21 1. For more information regarding the Farm - Out & Carry Agreements see “Recent Financings and Agreements” slide. 2014E Operated Development Plans Guidance 2014 E Estimated Number of Rigs 1-2 Gross Operated Wells Drilled 21 Net Operated Wells Drilled 10 Estimated Operated Well CapEx ($MM) $65 2014 Operated Development Plan Detail 4Q:2013 Actual Production & 1Q:2014 Guidance

V ALUATION VS . B AKKEN O PERATING C OMPS • Adjusted Acreage Valuation = (Enterprise Value - $80,000 per Boepd ) / Bakken Acreage • For details see “Valuation – Supporting Detail” slide. • Enterprise Values calculated using closing prices on March 3, 2014 Adjusted EV/ Net Bakken Acres EV/Proved Reserves EV / LQ Annualized EBITDA EV / Proved PV - 10 22 $15,346 $7,130 $8,868 $2,820 $2,261 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 KOG OAS TPLM EOX AMZG 6.9x 7.8x 5.9x 10.8x 7.1x 0x 2x 4x 6x 8x 10x 12x KOG OAS TPLM EOX AMZG $33.13 $30.89 $29.88 $42.34 $15.98 $- $10 $20 $30 $40 $50 KOG OAS TPLM EOX AMZG 1.6x 1.3x 1.9x 2.6x 0.7x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x KOG OAS TPLM EOX AMZG

INVESTMENT CONSIDERATIONS

High Return Williston Oil Exposure at Compelling Valuation	• ~29,600 net acre position in northwest Divide County, ND targeting the Three Forks and Bakken formations with 207 net identified locations • De-risked and delineated position that generates ~40% - 60% IRRs at $90 oil • AMZG trades at ~$2,300 per net Williston acre vs. the peer group average of ~$8,500 per net Williston acre[1] • Trades at 0.7x 2013 year-end PV-10 of $308 million vs. the peer group average of 1.9x[1]
Material Tangible Reserve & Production Value	• 4Q:2013 average production: 1,879 Boepd • 12/31/2013 proved reserves of 13.6 Mmboe with PV-10 of $308 million
Option to Gross-Up Working Interest & Net Acres	• Option to close $47 million acquisition to increase average working interest in Spyglass area from 51% to 60% • Would equate to 8,250 net acres and contributes ~450 Boepd of production • Total proved reserves of 2.3 Mmboe and PV-10 of $55 million[2] • June 1, 2013 effective date could decrease net purchase price at close
Accretive 12-Month Development Program	• Total 2014 drilling and completion budget of $65 million for the 12-month period ending 12/31/14 • 1-2 rig program contemplates drilling 10 net operated wells in 2014 • Conversion of undeveloped leasehold expected to drive accretive production, reserve and cash flow growth
Highly Experienced and Incentivized Management Team	• Operational team has an average of over 30 years experience in the industry and has drilled and completed hundreds of wells in the Williston – management and insiders own ~18% • Tom Lantz, our COO, led the development team at Halliburton that drilled and completed the first horizontal well using hydraulic fracturing in the Williston • Richard Findley, our Chairman, is credited with discovering the Elm Coulee field in the Williston

1. *For derivation please see "Valuation – Supporting Detail" slide.*
2. *Optional acquisition reserve information is a roll forward of Ryder Scott's 12/31/2013 report to April 1, 2014 to account for the potential March 31, 2014 closing of the optional acquisition.*

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Marty Beskow, CFA Vice President of Capital Markets & Strategy American Eagle Energy Corporation 2549 West Main Street, Suite 202 Littleton, CO 80120 720 - 330 - 8378 martybeskow@amzgcorp.com C ONTACT I NFORMATION 24

A PPENDIX 25

HEDGING SUMMARY & PHILOSOPHY

- Active hedging program supports capital spending, protects cash flow, and helps ensure strong financial coverage metrics
  - Approximately 60% of current production hedged
  - Plan to add swaps on ongoing basis to protect pricing for 60% to 85% of production
- Currently have ~360,000 barrels of oil hedged for 2014 with a weighted average swap price of $95.16 per barrel
- Differentials locked in at discount to WTI of $10.75/Bo in 2014 and $10.00/Bo in 2015
- Gas gathering system expected to be in place July 2014 which will provide full gas processing and sales
- Oil takeaway capacity not an issue as oil is trucked to rail

American Eagle Hedging Summary

Type	Term	Weighted Average Price ($/Bbl)	Bopd	Total Barrels
2013				
Swaps	Aug-Dec	$103.99	1,216	162,881
2014				
Swaps	Jan-Dec	$95.16	982	358,419

American Eagle Energy 26

S PYGLASS D RILLING I NVENTORY 27 Project Area DSUs DSU Size (Acres) Net Acres Potential Wells per DSU 1 Unrisked Potential Locations NRI NRI Wells Per Well EUR (Mboe) 2 Total Unrisked Potential (Mmboe) Three Forks Spyglass Proved - Long 9 1,280 6,798 4 21 80% 17 449 7.6 Spyglass Proved - Short 11 800 5,461 4 27 80% 22 338 7.4 Spyglass Unproved - Long 15 1,280 9,785 4 31 80% 24 449 11.0 Spyglass Unproved - Short 5 800 1,993 4 10 80% 8 338 2.7 Total Three Forks 89 28.7 Bakken Spyglass Proved - Long 9 1,280 6,798 4 21 80% 17 315 5.4 Spyglass Proved - Short 11 800 5,461 4 27 80% 22 294 6.4 Spyglass Unproved - Long 15 1,280 9,785 4 31 80% 24 315 7.7 Spyglass Unproved - Short 5 800 1,993 4 10 80% 8 294 2.3 Total Bakken 89 21.8 Total Williston Operated 24,037 178 50.5 Williston Non-Operated 3 13,821 8 86 80% 69 449 31.0 Total Spyglass Potential (4) 37,859 265 81.6 1 Management estimates based on 4 Three Forks wells and 4 Middle Bakken wells per drilling spacing unit 2 EUR based on assumptions from Ryder Scott reserve report as of 12/31/2013 3 Approximately 25% of net acres in "proved" area of Spyglass 4 Includes PDP locations from the reserve report. Project Area DSUs DSU Size (Acres) Net Acres Potential Wells per DSU 1 Unrisked Potential Locations NRI NRI Wells Per Well EUR (Mboe) 2 Total Unrisked Potential (Mmboe) Three Forks Spyglass Proved - Long 9 1,280 5,893 4 18 80% 15 449 6.6 Spyglass Proved - Short 11 800 4,476 4 22 80% 18 338 6.1 Spyglass Unproved - Long 15 1,280 7,464 4 23 80% 19 449 8.4 Spyglass Unproved - Short 5 800 1,360 4 7 80% 5 338 1.8 Total Three Forks 71 22.9 Bakken Spyglass Proved - Long 9 1,280 5,893 4 18 80% 15 315 4.6 Spyglass Proved - Short 11 800 4,476 4 22 80% 18 294 5.3 Spyglass Unproved - Long 15 1,280 7,464 4 23 80% 19 315 5.9 Spyglass Unproved - Short 5 800 1,360 4 7 80% 5 294 1.6 Total Bakken 71 17.4 Total Williston Operated 19,194 142 40.3 Williston Non-Operated 3 10,420 8 65 80% 52 449 23.4 Total Spyglass Potential (4) 29,614 207 63.7 1 Management estimates based on 4 Three Forks wells and 4 Middle Bakken wells per drilling spacing unit 2 EUR based on assumptions from Ryder Scott reserve report as of 12/31/2013 3 Approximately 25% of net acres in "proved" area of Spyglass 4 Includes PDP locations from the reserve report. Current Pro-Forma Post Optional 3/31/14 Acquisition

W ILLISTON B ASIN – A CREAGE 28 Acq. DSU 1 Gross Net AMZG Net Net AMZG Prospect Area DSUs Acres Acres Acres WI Acres Acres WI Spyglass - Proved 9 1,280 11,520 5,893 51% 905 6,798 59% Spyglass - Proved 11 800 8,800 4,476 51% 985 5,461 62% Spyglass - Proved 20 20,320 10,370 51% 1,890 12,259 60% Spyglass - Unproved 15 1,280 19,200 7,464 39% 2,321 9,785 51% Spyglass - Unproved 5 800 4,000 1,360 34% 633 1,993 50% Spyglass - Unproved 20 23,200 8,825 38% 2,953 11,778 51% Total Spyglass - Operated 40 43,520 19,194 44% 4,843 24,037 55% Non-Operated 10,420 3,401 13,821 Total Spyglass 29,614 8,244 37,859 Other Non-Core 2 12,000 12,000 Total Net Acres 41,614 49,859 1 DSUs near Canadian border include partial sections that average 800 acre drill spacing units 2 Mostly Sheridan & Daniels Counties, MT and Saskatchewan, Canada 3 Company has an option to close on previously announced acquisition from JV partner by March 31, 2014 to purchase for $47 million, less adjustment for net production proceeds since June 1, 2013 effective date. Current Optional 3/31/14 Acquisition 3 Pro-Forma Acq.

VALUATION – SUPPORTING DETAIL

(Market data as of 3/3/2014; numbers in millions, except per share and acreage values)

Metric	KOG	OAS	TPLM	EOX	Peer Average	AMZG
Current Stock Price	$ 12.12	$ 44.56	$ 8.93	$ 7.72		$ 1.83
Shares Outstanding	265.6	100.7	85.6	65.3		70.8
Market Capitalization	$ 3,218.7	$ 4,487.2	$ 764.4	$ 504.1		$ 129.6
Debt + Pref	$ 2,263.0	$ 2,536.0	$ 291.0	$ 35.0		$ 108.0
Working Capital	$ (61.1)	$ (18.8)	$ 83.4	$ 105.0		$ 20.3
Enterprise Value	$ 5,542.8	$ 7,042.0	$ 972.0	$ 434.1	$ 3,497.7	$ 217.3
Production (Last Quarter BOEPD)	36,100	42,100	6,804	2,430		1,879
Production Value @ $80,000 / Barrel	$ 2,888.0	$ 3,368.0	$ 544.3	$ 194.4		$ 150.3
Net Williston Basin Acreage	173,000	515,314	94,000	85,000	216,829	29,614
Other Acreage Adjustment			(50,000)			
Value / Acre of Other Acreage			$ 750			
Adjusted Williston Net Acreage	173,000	515,314	44,000	85,000	204,329	29,614
Value of Acreage (Net of Last Quarter BOEPD)	$ 2,654.8	$ 3,674.0	$ 390.2	$ 239.7		$ 66.9
LQ Annualized EBITDA[1]	**$ 800.0**	**$ 901.6**	**$ 165.6**	**$ 40.3**		**$ 30.5**

[1] *Annualized based on most recent reported quarter as of 3/3/14. AMZG numbers based on operational update issued on 3/4/2014.*

Valuation Metric	Peer Group Valuation Multiples				Peer Average	AMZG	Premium / Discount to Peers
Enterprise Value / Acre (Adj.)	$ 15,346	$ 7,130	$ 8,868	$ 2,820	$ 8,541	$ 2,261	(74%)
Enterprise Value / Proved Reserves	$ 33	$ 31	$ 30	$ 42	$ 34	$ 16	(53%)
Enterprise Value / PV-10	1.6x	1.3x	1.9x	2.6x	1.9x	0.7x	(62%)
Enterprise Value / Last Quarter BOEPD	$ 153,540	$ 167,267	$ 142,858	$ 178,649	$ 160,579	$ 115,627	(28%)
Enterprise Value / CY2013E BOPD	$ 189,822	$ 207,727	$ 192,477	$ 241,176	$ 207,800	$ 131,675	(37%)
EV / LQ Annualized EBITDA[1]	6.9x	7.8x	5.9x	10.8x	7.8x	7.1x	(9%)

- *Adjusted Acreage Valuation = (Enterprise Value - $80,000 per Boepd) / Bakken Acreage*
- *Enterprise Values calculated using closing prices on March 3, 2014*
- *All information is based on most recent quarter company filings*

American Eagle Energy 29

Sold 5 . 0 MM shares of common stock $ 2 . 00 /share in August 2013 • 17 % premium to prior day’s closing price . Sold 15 . 8 MM shares of common stock $ 1 . 70 /share in October 2013 • Brought in long - term, institutional holders Morgan Stanley credit facility of up to $ 200 MM closed in August 2013 • $ 68 MM initial drawdown, used to pay - down existing debt, for working capital and development . • $ 40 MM additional drawdown in October 2013 , used to close Acquisition . • Interest rate of 5 . 5% - 10 . 5% , based on AMZG’s Proved Developed Reserves - to - debt ratio Carry Agreement JV partner pays 100 % of AMZG’s well development costs for up to 5 wells (mostly Bakken) in an area of proved Three Forks wells, operated by AMZG, with AMZG receiving 50 % of its NRI for each well until (1) the JV partner has recouped 112 % of the development costs ; or (2) after two years at which point AMZG pays remaining obligation for JV partner to recoup 112 % on a per - well basis . Then 100 % of AMZG’s well bore interests revert back to AMZG . Farm - Out Agreement JV partner agrees to pay 100 % of AMZG’s well development costs for up to 6 Three Forks or Bakken wells in unproved area, operated by AMZG, with the JV partner receiving 100 % of AMZG’s NRI in each well until the JV partner has recouped 112 % of the development costs on a per - well basis . Then 30 % of AMZG’s well bore interests revert back to AMZG . AMZG retains original working interest in DSU and original working interest for potential future wells in the DSU . R ECENT F INANCING AND A GREEMENTS 30